Exhibit 10.17

PREPARED BY, AND AFTER RECORDING RETURN TO:

Thomas K. Slattery, Esq.

Law Offices of Thomas K. Slattery, P.L.L.C.

1250 24th Street, N.W., Suite 300

Washington, D.C.  20037

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING

MORTGAGOR:                 CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company, having an address of Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305

LENDER:                             CONTEMPORARY HEALTHCARE SENIOR LIEN FUND I, L.P., a Delaware limited partnership, having an address at 1040 Broad Street, Suite 103, Shrewsbury, New Jersey 07702

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE MAY ALLOW THE MORTGAGEE/LENDER TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR/BORROWER UNDER THIS MORTGAGE.

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”), made and entered into as of the 17 day of August, 2012, by CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company, whose address is Two Buckhead Plaza, 3050 Peachtree Road NW, Suite 355, Atlanta, Georgia 30305 and whose organization number is 12034119, (the “Mortgagor”) in favor of CONTEMPORARY HEALTHCARE SENIOR LIEN FUND I, L.P., a Delaware limited partnership, having an office in Shrewsbury, New Jersey, whose address is 1040 Broad Street, Suite 103, Shrewsbury, New Jersey 07702, Attention: Mr. Eric Smith (the “Lender”; said term referring always to the lawful owner and holder of the indebtedness secured hereby).

WITNESSETH:

For and in consideration of the Loan, described herein, and other valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, Mortgagor does hereby GRANT, BARGAIN, SELL, MORTGAGES AND CONVEY TO LENDER, WITH POWER OF SALE, all of the following described land and interests in land, estates, easements, rights, improvements, fixtures, appurtenances, and other property whether now owned or hereafter acquired and including replacements and additions thereto (hereinafter referred to collectively as the “Collateral”):

THIS MORTGAGE SECURES ADVANCES TO BE USED FOR COMMERCIAL PURPOSES.

THIS INSTRUMENT SHALL ALSO CONSTITUTE A UNIFORM COMMERCIAL CODE FINANCING STATEMENT WHICH IS BEING FILED AS A FIXTURE FILING IN ACCORDANCE WITH THE OKLAHOMA UNIFORM COMMERCIAL CODE.  THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN IS THE MORTGAGOR.  THE COLLATERAL IS DESCRIBED IN THIS INSTRUMENT AND SOME OF THE COLLATERAL DESCRIBED HEREIN IS OR IS TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED HEREIN.

(a)                                 The tract(s) or parcel(s) of land located in Tulsa County, Oklahoma as are more particularly described in Exhibit A attached hereto and by this reference made a part hereof (referred to individually and collectively as (the “Property”);

(b)                                 All Improvements and Equipment, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Property and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Loan Obligations herein described to be secured by this Mortgage;

(c)                                  All building materials, equipment, fixtures, fittings, and personal property of every kind or character now owned or hereafter acquired by Mortgagor for the purpose of being used or useful in connection with the Improvements, whether such materials, equipment, fixtures, fittings, and personal property are actually located on or adjacent to the Property or not, and whether in storage or otherwise, wheresoever the same may be located, including, but without limitation, all lumber and lumber products, bricks, building stones, and building blocks, sand and cement, roofing material, paint, doors, windows, hardware, nails, wires and wiring, plumbing and plumbing fixtures, heating and air conditioning equipment and appliances, electrical and gas equipment and appliances, pipes and piping, ornamental and decorative fixtures, furniture, and in general all building materials and equipment of every kind and character used or useful in connection with said Improvements;

(d)                                 All Appurtenant Rights;

(e)                                  All Rents;

(f)                                   All Accounts, General Intangibles, Instruments, Inventory, Money, and (to the full extent assignable) Permits; and

(g)                                  All Proceeds.

Mortgagor further grants to Lender a security interest in all of the Collateral constituting goods that are or are to become fixtures related to the Property.

This Mortgage, and all rights, remedies, powers, privileges, and benefits and all titles, interests, liens, and security interests created hereby or arising by virtue hereof, are given to secure payment and performance of the following indebtedness, obligations, loans, advances, and liabilities:

(a)                                 To secure the loan (the “Loan”), including future advances, evidenced by or arising under that certain Promissory Note of even date herewith as the same may hereafter be renewed, extended, amended and modified (together with all renewals, extensions, amendments, and modifications thereof hereafter made, collectively, the “Note”), executed by Mortgagor and CSCC Nursing, LLC, a Georgia limited liability company (also collectively referred to herein as the “Borrowers”), which Note is payable to the order of Lender in the stated principal amount of up to FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), bearing interest and being payable in installments as therein stated, which is due and payable in full on August 20, 2015;

(b)                                 To secure all sums advanced by Lender to Borrowers or expended by Lender for Borrowers’ account, including but not limited to advances for taxes and insurance, or for Borrowers’ benefit pursuant to the terms of this Mortgage and the faithful performance by Mortgagor of all terms and conditions contained herein;

(c)                                  To secure the payment of all court costs, expenses and costs of whatever kind incident to the collection of any indebtedness secured hereby and the enforcement or protection of the lien of this conveyance and the enforcement of one or more of the Loan Documents, including reasonable attorneys’ fees, whether at trial, on appeal or review or other proceedings, or in any bankruptcy case or proceedings and including issues particular to bankruptcy; and

(d)                                 To secure all fees (including exit fees), premiums (including prepayment premiums), charges, expenses and other amounts from time to time due to Lender pursuant to the Loan Documents and all other Loan Obligations.

Should the Loan Obligations be paid according to the tenor and effect thereof when the same shall become due and payable, then this Mortgage shall be canceled and released.

AND the Mortgagor covenants with the Lender and represents and warrants unto Lender as follows:

ARTICLE I

DEFINITIONS

The following terms will have the following meanings:

“Accounts” means any rights of Mortgagor arising from the operation of the Facility to payment for goods sold or leased or for services rendered, not evidenced by an Instrument, including, without limitation, (a) all accounts arising from the operation of the Facility, (b) all moneys and accounts held by Lender pursuant to any Debt Service Coverage Requirements of the Loan Agreement, and (c) all rights to payment from Medicare or Medicaid programs, or similar state or federal programs, boards, bureaus or agencies and rights to payment from patients, residents, private insurers, and others arising from the operation of the Facility, including rights to payment pursuant to Reimbursement Contracts.  Accounts shall include the proceeds thereof (whether cash or noncash, moveable or immoveable, tangible or intangible) received from the sale, exchange, transfer, collection or other disposition or substitution thereof.

“Applicable Environmental Law” shall mean any applicable laws, rules or regulations pertaining to health or the environment or petroleum products or radon radiation, or oil or hazardous substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), as codified at 42 U.S.C. § 9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, as amended (“RCRA”) and the Federal Emergency Planning and Community Right-To-Know Act of 1986.  The terms “hazardous substance” and “release” shall have the meanings specified in CERCLA, and the terms “solid waste,” disposal,” “dispose,” and “disposed” shall have the meanings specified in RCRA, except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein prospectively from and after the date of such amendments); notwithstanding the foregoing, provided, to the extent that the laws of the State where the Property is located establish a meaning for “hazardous substance” or “release” which is broader than that specified in CERCLA, as CERCLA may be amended from time to time, or a meaning for “solid waste,” “disposal,” and “disposed” which is broader than specified in RCRA, as RCRA may be amended from time to time, such broader meanings under said state law shall apply in all matters relating to the laws of such State.

“Appurtenant Rights” means all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used or useful in connection with, or located on, under or above the Property, or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any other Collateral, or any part thereof.

“Bankruptcy Default” means an Event of Default pursuant to Section 6.1(e) or 6.1(f) of the Loan Agreement.

“Equipment” means all of Mortgagor’s fixtures and equipment located on, attached to or used or useful in connection with the Property or Facility, including, but not limited to, all beds, linen, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, rehabilitation equipment, and restaurant and kitchen equipment; provided, however, that with respect to any items which are leased and not owned, the Equipment shall include the leasehold interest only together with any options to purchase any of said items and any additional or greater rights with respect to such items which are hereafter acquired.

“Facility” means the skilled nursing facility now or hereafter located at the Property.

“General Intangibles” means all of Mortgagor’s general intangibles and other intangible personal property arising out of or connected with the Property or the Improvements (other than Accounts, Rents, Instruments, Inventory, Money, Permits and Reimbursement Contracts), including, without limitation, things in action, contract rights and other rights to payment of money.

“Improvements” means all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, air conditioning equipment, carpeting and other floor coverings, water heaters, awnings and storm sashes, cleaning apparatus, signs, landscaping and parking areas, which are or shall be attached to the Property or said buildings, structures or improvements.

“Instruments” means all of Mortgagor’s instruments, chattel paper, documents or other writings obtained from or in connection with the operation of the Property or the construction and operation of the Facility (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account, trademarks or trade names, utility contracts, maintenance and service contracts, and files relating thereto).

“Inventory” means all of Mortgagor’s inventory from time to time used at the Facility, including, but not limited to, food, beverages, other comestibles, soap, paper supplies, medical supplies, drugs and all other such goods, wares and merchandise held by Mortgagor for sale to or for consumption or use by guests or residents of the Property or the Facility, including all such goods that are returned to or repossessed by Mortgagor.

“Loan Agreement” means the certain Loan Agreement dated the same date herewith between the Borrowers and Lender.

“Loan Documents” means, collectively, the Loan Agreement, the Note, this Mortgage and all other Loan Documents, each as defined in the Loan Agreement, together with any and all other documents executed by Mortgagor or others, evidencing, securing, or otherwise relating to the Loan.

“Loan Obligations” means the aggregate of all principal and interest owing from time to time under the Note, and all expenses, fees, premiums, charges, and other amounts from time to time owing under the Note, the Loan Agreement, this Mortgage or any other Loan Documents and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents.

“Money” means all of Mortgagor’s monies, cash, rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of the Facility.

“Note” has the meaning heretofore set forth in this Mortgage.

“Permits” means all licenses, permits and certificates, obtained by Mortgagor from any governmental or quasi-governmental authority, or from any private person or entity, and used or useful in connection with the ownership, operation, use or occupancy of the Property or the Facility, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights.

“Permitted Encumbrances” means all matters set forth in Exhibit B attached hereto and made a part hereof, provided that to the extent any of the same are listed as subordinate, such matters are permitted only so long as they are in fact subordinate to this Mortgage.

“Proceeds” means all awards, payments, earnings, royalties, issues, profits, liquidated claims and proceeds (including proceeds of insurance and condemnation or any conveyance in lieu thereof), from the sale, conversion (whether voluntary or involuntary), exchange, transfer, collection, loss, damage, condemnation, disposition, substitution or replacement of any of the Collateral.

“Reimbursement Contracts” shall mean all of Mortgagor’s contracts and rights pursuant to reimbursement or third party payor programs and contracts for the Facility which are now or hereafter in effect with respect to residents qualifying for coverage under the same, including, but not limited to, Medicare, Medicaid, any successor program or other similar reimbursement program (whether operated by a governmental or quasi-governmental agency or by a private Person) and private insurance agreements.

“Rents” means all rent and other payments of whatever nature from time to time payable to Mortgagor pursuant to any lease of the Property or the Facility or any part thereof, including, but not limited to, leases of individual units to residents and leases of retail space or other space at the Property for businesses such as newsstands, barbershops, beauty shops, physicians’ offices, pharmacies and specialty shops.

Singular terms shall include the plural forms and vice versa, as applicable of the terms defined.

All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended, and all replacements and substitutions therefor.

All other capitalized terms not otherwise defined in this Mortgage shall have the meanings set forth in the Loan Agreement.

ARTICLE II

MORTGAGOR’S COVENANTS, AGREEMENTS, AND REPRESENTATIONS

Section 2.1                                    Performance of Loan Documents.  The Mortgagor will perform, observe and comply with the provisions hereof and of each of the other Loan Documents when due or within any applicable cure period and duly and punctually will pay to the Lender when due or within any applicable cure period the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Mortgagor pursuant to the provisions of this Mortgage, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor.

Section 2.2                                    Warranty of Title.  The Mortgagor is lawfully seized of an estate in fee simple in the Property, Improvements, and Appurtenant Rights hereby mortgaged and has good and absolute title to all other Collateral in which a security interest is herein granted, and Mortgagor has good right, full power and lawful authority to sell, convey, mortgage, and grant a security interest in the same in the manner and form aforesaid subject to any limitations which may be imposed under applicable law on the granting of a security interest in or assignment of certain of the Collateral, such as Medicare and Medicaid Accounts and Permits; that, except for Permitted Encumbrances and the Liens permitted by the Loan Agreement, the same are free and clear of all liens, charges, and encumbrances whatsoever, including, as to the Equipment (subject to the terms and conditions of the leases existing as of the Closing Date for certain copy machines), conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Mortgagor shall and will warrant and forever defend the title thereto unto the Lender and Lender, their successors and assigns, against the lawful claims of all persons whomsoever.

Section 2.3                                    Taxes, Liens and Other Charges.

(a)                                                                                 Subject to Mortgagor’s right to duly contest the same in accordance with this Section 2.3(a), Mortgagor shall pay, on or before the due date thereof, all taxes, levies, license fees, permit fees and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or which may be a lien upon the Collateral, or any part thereof, or any estate, right or interest therein, or upon the rents, issues, income or profits thereof, and shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments and other fees and charges as may be required by law.  Mortgagor shall have the right before they become past due to contest or object to the amount or validity of any such tax, assessment, fee or charge by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor’s covenant to pay any such tax, assessment, fee or charge at the time and in the manner provided herein, unless Mortgagor has given prior written notice to Lender of Mortgagor’s intent to so contest or object, and unless (i) Mortgagor shall demonstrate to Lender’s reasonable satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Collateral, or any part thereof, to satisfy such tax, assessment, fee or charge prior to final determination of such proceedings; and (ii) if required by Lender, Mortgagor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Lender in an amount sufficient to fully pay the contested amount, with penalties, interest and other charges if Mortgagor should be unsuccessful in such contest; and (iii) Mortgagor shall diligently pursue such contest. Mortgagor’s right to reimbursement from any amounts paid to Lender in escrow for taxes shall be subject to the terms and conditions of the Tax and Insurance Escrow and Security Agreement with Lender of even date herewith, if such agreement is in effect.

(b)                                                                                 Mortgagor shall pay, on or before the due date thereof, all taxes, assessments, charges, expenses, costs and fees which may now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, this Mortgage or any other Loan Documents; provided, however, nothing herein shall be construed as requiring Mortgagor to pay any of Lender’s income or gross receipts taxes.

(c)                                                                                  Mortgagor shall pay, on or before the due date thereof, all premiums on policies of insurance covering, affecting or relating to the Collateral, as required by the Loan Agreement; all ground lease rents and other payments; and all utility charges with respect to the Collateral, or which may become a charge or lien against the Collateral, for gas, electricity, water and sewer services and the like furnished to the Collateral, and all other public or private assessments or charges of a similar nature affecting the Collateral or any portion thereof, whether or not the nonpayment of same may result in a lien thereon.  Mortgagor shall submit to Lender such evidence of the due and punctual payment of all such premiums, rentals and other sums as Lender may reasonably require.

(d)                                                                                 Mortgagor shall not suffer any construction, mechanic’s, materialman’s, laborer’s, statutory or other lien (except as expressly permitted by the Loan Agreement) to be created or remain outstanding against the Collateral; provided, however, that Mortgagor may contest any such lien in good faith by appropriate legal proceedings provided the lien is bonded off and removed as an encumbrance upon the Collateral.  Lender has not consented and will not consent to the performance of any work or the furnishing of any materials which might be deemed to create a lien or liens superior to the lien hereof.

(e)                                                                                  In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely affect Lender, Mortgagor will pay any such tax on or before the due date thereof.  If Mortgagor fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Mortgagor from making such payment or would penalize Lender if Mortgagor makes such payment or if, in the opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Loan Obligations shall, at the option of Lender, become immediately due and payable.

(f)                                                                                   The Mortgagor hereby indemnifies, agrees to reimburse Lender and holds Lender harmless for, from and against any sales or use tax that may be imposed on the Lender by virtue of Lender’s Loan to Borrowers; provided, however, nothing herein shall be construed as requiring Mortgagor to pay any of Lender’s income or gross receipts taxes.

Section 2.4                                    Monthly Deposits.  Mortgagor shall, as required by the Loan Documents, deposit with Lender, on the due date of each installment under the Note, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments and insurance premiums with respect to the Collateral as estimated by the Lender to be sufficient to pay such charges all in accordance with the Tax and Insurance Escrow and Security Agreement with Lender of even date herewith; said deposits to be held and to be used by Lender to pay current taxes and assessments, insurance premiums and other charges on the Collateral as the same accrue and are payable.  Payment from said sums for said purposes shall be made by Lender at its discretion and may be made even though such payments will benefit subsequent owners of the Collateral.  Said deposits shall not be, nor be deemed to be, trust funds, but may be, to the extent permitted by applicable law, commingled with the general funds of Lender without payment of interest.  If said deposits are insufficient to pay the taxes and assessments, insurance premiums and other charges in full as the same become payable, Mortgagor will deposit with Lender such additional sum or sums as may be required in order for Lender to pay such taxes and assessments, insurance premiums and other charges in full.  Upon any Event of Default, Lender may, at its option, apply any money in the fund relating from said deposits to the payment of the Loan Obligations in such manner as it may elect.

Section 2.5                                    Condemnation.

(a)                                                                                 If all or any part of the Collateral shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority, and any transfer by private sale in lieu thereof), either temporarily or permanently, other than a taking of a part of the Collateral which does not in Lender’s reasonable opinion adversely affect access to or use of the Collateral or operation of the Facility, the entire Loan Obligations secured hereby shall at the option of the Lender become due and payable in accordance with Article IV of the Loan Agreement.

(b)                                                                                 Mortgagor, immediately upon obtaining knowledge of any institution, or any proposed, contemplated or threatened institution of any action or proceeding for the taking through condemnation of the Collateral or any part thereof, will notify Lender, and Lender is hereby authorized, at its option, to commence, appear in and prosecute, through counsel selected by Lender, in its own or in Mortgagor’s name, any action or proceeding relating to any condemnation.  Mortgagor may compromise or settle any claim for compensation so long as no Event of Default exists and any compromise or settlement results in a payment to Lender not less than the amount that would permit Mortgagor to obtain a release of the Property and Improvements pursuant to the Loan Agreement.  If an Event of Default exists, Lender shall have the sole and exclusive right to compromise or settle any claim for compensation.  All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Mortgagor to Lender, and Lender is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards or damages.  After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including reasonable attorney’s fees, Lender may release any moneys so received by it for the repair or restoration of the Collateral taken, or may apply the same in such manner as the Lender shall reasonably determine to reduce the Loan Obligations in such order as Lender may elect, whether or not then due, and without affecting this Mortgage as security for any remaining Loan Obligations, and any balance of such moneys shall be paid to the Mortgagor.

Section 2.6                                    Care of Collateral.

(a)                                                                                 Mortgagor will keep the Improvements in good condition and repair ordinary wear and tear excepted, will not commit or suffer any waste and will not do or suffer to be done anything which would reasonably be expected to increase the risk of fire or other hazard to the Collateral or any other part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Collateral.

(b)                                                                                 Except in connection with the repair or replacement of the Facility after damage thereto or destruction or condemnation thereof, Mortgagor will not remove, demolish or alter the structural character of any Improvements in any material respect without the written consent of Lender, which such consent shall not be unreasonably withheld, nor will Mortgagor make or permit use of the Collateral for any purpose other than that for which the same are now used.

(c)                                                                                  Mortgagor will maintain the insurance relating to Mortgagor or the Collateral as required by the Loan Agreement.  If the Collateral or any part thereof is damaged by fire or any other cause, Mortgagor will give immediate written notice thereof to Lender.

(d)                                                                                 Lender or its representative is hereby authorized to enter upon and inspect the Collateral during normal business hours upon reasonable advance notice to Mortgagor.

(e)                                                                                  Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Collateral or any part thereof; provided, however, Mortgagor shall have the right to contest the application of such laws, ordinances, rules and regulations to Mortgagor provided such contest does not impair the validity of Lender’s lien on the Collateral or present a risk of forfeiture of the Collateral.

(f)                                                                                   If all or any part of the Collateral shall be damaged by fire or other casualty, Mortgagor will promptly restore the Collateral to the equivalent of its original condition in accordance with Section 4.5 of the Loan Agreement (or, if Mortgagor chooses not to rebuild the Facility or is unable to satisfy the conditions of Section 4.5 of the Loan Agreement, Mortgagor shall pay to Lender in full an amount sufficient to obtain a release of the Property and Improvements pursuant to the Loan Agreement); and if a part of the Collateral shall be taken or damaged through condemnation, Mortgagor will promptly restore, repair or alter the remaining portions of the Collateral in a manner satisfactory to Lender.

Section 2.7                                    Further Assurances; After-Acquired Property.  At any time, and from time to time, upon request by Lender, Mortgagor will make, execute and deliver or cause to be made, executed and delivered to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be requested by Lender such certificates, documents, statements, amendments and other instruments and/or filings (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to effect otherwise the purposes of this Mortgage, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Lender may request in order to perfect and preserve the security interest created by this Mortgage as a first and prior security interest upon and security title in and to all of the Collateral, whether now owned or hereafter acquired by Mortgagor; provided, however, Mortgagor authorizes Lender to file any financing statements describing the Collateral in such jurisdictions and filing offices as Lender deems appropriate without the necessity of Mortgagor’s signature; (B) if certificates of title are now or hereafter issued or outstanding with respect to any of the Collateral, by immediately causing the interest of Lender to be properly noted thereon at Mortgagor’s expense; and (C) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.  Upon any failure by Mortgagor so to do, Lender may make, execute, record, file, re-record and/or refile any and all such financing statements, continuation statements, or amendments thereto, certificates, and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Lender the agent and attorney-in-fact of Mortgagor so to do.  The lien of this Mortgage will automatically attach, without further act, to all after-acquired property attached to and/or used in the operation of the Collateral or any part thereof.

Section 2.8                                    Indemnity; Expenses.  Mortgagor will pay or reimburse Lender for all reasonable attorney’s fees, costs and expenses incurred by Lender in any suit, action, trial, appeal, review, bankruptcy (including issues particular to bankruptcy) or other legal proceeding or dispute of any kind in which Lender is made a party or appears as party plaintiff or defendant, affecting the Loan Obligations, this Mortgage or the interest created herein, or the Collateral, or any appeal thereof, including, but not limited to, any foreclosure action, any condemnation action involving the Collateral or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against the Mortgagor, any lessee of the Collateral (or any part thereof), or any guarantor of any of the Loan Obligations, and including, without limitation, reasonable costs of title searches, appraisals, environmental reports and expert witness fees, and any such amounts paid by Lender shall be added to the Loan Obligations and shall be secured by this Mortgage.  Mortgagor will indemnify, reimburse and hold Lender harmless for, from and against all claims, actions, losses, damages, costs, expenses, including reasonable attorney’s fees and court costs, and other liabilities of every description related to or resulting from any action by a third party against Lender relating to this Mortgage or any interest created herein, or the Collateral, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of any national, state or local law, rule or regulation, including those Applicable Environmental Laws, including such matters to the extent caused in whole or part by Lender’s or its agent’s conduct or negligence; provided Mortgagor shall not be required to indemnify Lender for matters directly and solely caused by Lender’s willful misconduct or gross negligence.

Section 2.9                                    Assignment of Rents.  All Rents are hereby assigned to Lender to be applied against the Loan Obligations secured by this Mortgage in such order as Lender may elect; provided, however, that a revocable license is hereby given to Mortgagor (subject to the requirement that Lender approve any lease other than leases with residents of the Improvements), unless and until the breach of any covenant or condition of this Mortgage which is not cured within any applicable cure period or the occurrence of any Event of Default, to collect and use such Rents as they become due and payable, but not in advance thereof. This Mortgage constitutes an absolute and present assignment of the Rents, subject, however, to the conditional and revocable license given to Mortgagor to collect and use the same as provided hereinabove.

The foregoing assignment shall be fully operative without any further action on the part of either party, and specifically, Lender shall be entitled, at its option upon the breach of any covenant or condition of this Mortgage which is not cured within any applicable cure period or the occurrence of any Event of Default hereunder, to collect all such Rents whether or not Lender takes possession of the Property.  Exercise by Lender of its rights under this Section, and the application of any such Rents to such Loan Obligations shall not cure or waive any Event of Default or notice of Event of Default hereunder or invalidate any act done pursuant hereto or any such notice, but shall be cumulative of all other rights and remedies.  Mortgagor shall not, without the prior written consent of Lender, further assign the Rents that are assigned to Lender herein, and any such assignment without the express written consent of Lender shall be void as against Lender (except that assignment of Accounts shall be permitted to the extent provided in the Loan Agreement).

Section 2.10                             Estoppel Affidavits.  Mortgagor, upon ten (10) days prior written notice from Lender, shall furnish Lender a written statement, duly acknowledged, based upon its records, setting forth the unpaid principal of, and interest on, the Loan Obligations, stating whether or not to its knowledge any offsets or defenses exist against the Loan Obligations, or any portion thereof, and, if such offsets or defenses exist, stating in detail the specific facts relating to each such offset or defense.

Section 2.11                             Leases.  Mortgagor shall not, without the prior written consent and approval of Lender, enter into any lease or permit any tenancy (except for the Lease and those other leases permitted by the terms of the Loan Agreement, including, but not limited to, tenancy or residency agreements with patients or residents of individual units at the Facility), or enter into or permit any management agreement, of or affecting the Collateral, except as expressly permitted in the Loan Agreement.

Section 2.12                             Limit of Validity.  If from any circumstances whatsoever, fulfillment of any provision of this Mortgage, the Note or any other Loan Document, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Mortgage, the Note, or any other Loan Document that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.  The provisions of this Section shall control every other provision of this Mortgage, the Note and any other Loan Document.

Section 2.13                             Compliance with Other Deeds of Trust.  To the extent there at any time exists any other deed of trust, mortgage or security agreement encumbering all or any part of the Collateral (“Other Mortgage Debt”) (a) the same is expressly permitted so long as, but only if,  it is shown as a “Permitted Encumbrance” on Exhibit B hereto or is otherwise expressly permitted by the Loan Agreement, and (b) Mortgagor will perform, observe and comply with the same and with all related documents and instruments when due or within any applicable cure period and will maintain the same free from default and not obtain additional advances or increase the principal amount secured thereby without Lender’s prior written consent.  If a default thereunder should occur or an Event of Default exists, Lender shall have the right, but not the obligation, to cure the same or to advance such additional amounts as are necessary to protect the Lender’s interest in the Collateral, including, without limitation, payment in full of all debts and other obligations if and to the extent Lender deems necessary to prevent foreclosure or sale of all or any part of the Collateral or purchase such Other Mortgage Debt.  All amounts so advanced by Lender shall constitute Loan Obligations and shall bear interest at the Default Rate from the date advanced until repaid in full, such advance and interest shall be secured by this Mortgage, and such advance and interest shall be immediately due and payable.

ARTICLE III

EVENTS OF DEFAULT; REMEDIES

Section 3.1                                    Events of Default.  The terms “Event of Default” or “Events of Default,” wherever used in this Mortgage, shall mean any one or more of the following events:

(a)                                                                                 The occurrence of any Event of Default (as therein defined) under any other Loan Documents; or

(b)                                                                                 The sale, transfer, lease, assignment, or other disposition, voluntarily or involuntarily, of the Collateral, or any part thereof or any interest therein, including a sale or transfer in lieu of condemnation, or, except for Permitted Encumbrances, any further encumbrance of the Collateral, unless expressly permitted or required by the Loan Agreement or unless the prior written consent of Lender is obtained (which consent may be withheld, conditioned or granted with or without cause in Lender’s sole and unfettered discretion) or unless such disposition is of any of the Equipment or Inventory which has become worn out or obsolete provided the same is replaced with property of similar value and of a similar quality if and to the extent such worn out or obsolete Equipment is required for the continued lawful operation of the Facility.

Section 3.2                                    Acceleration of Maturity.  If an Event of Default shall exist, then the entire Loan Obligations shall, at the option of Lender, immediately become due and payable without notice or demand, time being of the essence of this Mortgage, and no omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right; provided, however, if a Bankruptcy Default occurs, then all such amounts shall become immediately due and payable automatically without any election by the Lender.

Section 3.3                                    Right to Enter and Take Possession.

(a)                                                                                 If an Event of Default shall have occurred and be continuing, Mortgagor, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Collateral and, if and to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Collateral without the appointment of a receiver or an application therefor, and may exclude Mortgagor and its agents and employees wholly therefrom, and take possession of the books, papers and accounts of Mortgagor to the extent permitted by applicable law.

(b)                                                                                 If Mortgagor shall for any reason fail to surrender or deliver the Collateral or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Collateral to Lender.  Mortgagor will pay to Lender, upon demand, all reasonable expenses of obtaining such judgment or decree, including compensation to Lender, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Loan Obligations and shall be secured by this Mortgage.

(c)                                                                                  Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Collateral and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Collateral insured; (iii) manage and operate the Collateral and exercise all of the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise act with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender, all as Lender from time to time may determine to be in its best interest. Lender may collect and receive all the rents, issues, profits and revenues from the Collateral, including those past due as well as those accruing thereafter, and, after deducting (A) all expenses of taking, holding, managing and operating the Collateral (including compensation for the services of all persons employed for such purposes); (B) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (C) the cost of such insurance; (D) such taxes, assessments and other similar charges as Lender may at its option pay; (E) other proper charges upon the Collateral or any part thereof; and (F) the compensation, expenses and disbursements of the attorneys and agents of Lender, Lender shall apply the remainder of the monies and proceeds so received by Lender, first, to the payment of accrued interest; second, to the payment of any deposits for taxes and insurance required in this Mortgage and to other sums required to be paid hereunder; and third, to the payment of overdue installments of principal and any other unpaid Loan Obligations then due.  Anything in this Section to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any tenant except to the extent Lender has agreed to assume such duties under the terms of any applicable subordination, non-disturbance and attornment agreement or, absent gross negligence or willful misconduct, incur any liability as a result of any exercise by Lender of its rights under this Mortgage, and, absent gross negligence or willful misconduct, Lender shall be liable to account only for the rents, incomes, issues and profits actually received by Lender.

(d)                                                                                 If an Event of Default shall exist, Lender may require that Mortgagor cause all of its Accounts and Rents to be paid to one or more deposit accounts with Lender, or at Lender’s option, with another financial institution approved by Lender.  To the extent allowed by applicable law, Mortgagor assigns and grants to Lender a security interest in, pledge of and right of setoff against all moneys from time to time held in such deposit accounts.  Mortgagor agrees to promptly notify all of its account debtors and tenants, including all third-party payors pursuant to any Reimbursement Contracts then in effect, to make payments to one or more such deposit accounts upon Lender’s request and as designated by Lender, and Mortgagor agrees to provide any necessary endorsements to checks, drafts and other forms of payment so that such payments will be properly deposited in such accounts.  Lender may require that the deposit accounts be established so as to comply with any applicable Reimbursement Contracts and other legal requirements, if any, applicable to payments of any accounts receivable.  Lender may cause moneys to be withdrawn from such deposit accounts and applied to the Loan Obligations in such order as Lender may elect, whether or not then due subject to applicable law and the applicable Reimbursement Contract.  Mortgagor appoints Lender as its attorney-in-fact, with full power of substitution, which appointment is coupled with an interest and is irrevocable, to provide any notice, endorse any check, draft or other payment for deposit, or take any other action which Mortgagor agrees to take in this Section.  Lender shall not be liable for failure to collect any Accounts or Rents, or to enforce the contracts or leases pursuant to which such Accounts or Rents are payable, or for any action or omission on the part of Lender, its officers, agents and employees in collecting or enforcing such Accounts, Rents, contracts or leases.

Section 3.4                                    Performance by Lender.  Upon the occurrence and during the continuance of an Event of Default in the payment, performance or observance of any term, covenant or condition of this Mortgage, Lender may, at its option, pay, perform or observe the same, and all reasonable payments made or reasonable costs or expenses incurred by Lender in connection therewith, with interest thereon at the Default Rate or at the maximum rate from time to time allowed by applicable law, whichever is less, shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Lender.  Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid.  Lender is hereby empowered and authorized to enter and to authorize others to enter upon the Collateral or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor absent gross negligence or willful misconduct.  Notwithstanding anything to the contrary herein, Lender shall have no obligation, explicit or implied, to pay, perform, or observe any such term, covenant, or condition.

Section 3.5                                    Receiver.  If any Event of Default shall exist, Lender, upon application to a court of competent jurisdiction, to the extent allowed by applicable law, shall be entitled as a matter of strict right, without regard to the sufficiency or value of any security for the Loan Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Collateral and to collect and apply the rents, issues, profits and revenues thereof.  The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Property is situated.  Mortgagor will pay unto Lender upon demand all reasonable expenses, including receiver’s fees, attorney’s fees, costs and agent’s compensation, incurred pursuant to the provisions of this Section, and upon any Mortgagor’s failure to pay the same, any such amounts shall be added to the Loan Obligations and shall be secured by this Mortgage.

Section 3.6                                    Enforcement.

(a)                                                                                 If an Event of Default exists, Lender may foreclose this Mortgage by the exercise of the power of sale or by judicial foreclosure.  In lieu of or in addition to foreclosure, Lender may obtain any other legal or equitable remedy.  Mortgagor confers on and grants to Lender the power to sell the Property and Improvements in the manner provided in the “Oklahoma Power of Sale Mortgage Foreclosure Act.”  The Lender shall have the following options in foreclosing upon the Collateral:

(i)                                                                                     In the event of any sale under this Mortgage by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Collateral may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Lender or Lender may sell the personal property covered by this Mortgage at one or more separate sales in any manner permitted by the applicable Uniform Commercial Code, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Collateral is sold or the Loan Obligations are paid in full.  If the Loan Obligations are now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of leases or other security instruments, Lender at its option may exhaust the remedies granted under any of said security instruments or this Mortgage in such order as Lender may determine consistent with applicable law.  Said sale may be adjourned by the Lender, or his agent or successors, and reset at a later date consistent with applicable law without additional publication (except as may be required by applicable law); provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set.

(ii)                                                                                  To the extent permitted by applicable law, sale of a part of the Collateral shall not exhaust the power of sale until the Loan Obligations are paid and performed in full.  It shall not be necessary to have present or to exhibit at any such sale any of the Collateral.

It is intended by each of the foregoing provisions of this subsection that Lender may sell not only the Property but also the other Collateral, or any part thereof, along with the Property, or any part thereof, all as a unit and as a part of the single sale, or may sell any part of the Collateral separately from the remainder of the Collateral.

(b)                                                                                 If an Event of Default shall exist, Lender may, in addition to and not in abrogation of the rights covered under subsection (a) of this Section, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Loan Obligations or the performance of any term, covenant, condition or agreement of this Mortgage or any other right, (ii) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Collateral, as provided by applicable law, and (iii) to pursue any other remedy available to it, all as Lender in its sole discretion shall elect.

(c)                                                                                  After notification, if any, as hereafter provided in this subsection, to the extent permitted by applicable law, Lender may sell, lease, or otherwise dispose of (herein, a “disposition”), at the office of Lender, or on the Property, or elsewhere, as chosen by Lender, all or any part of the Inventory and Equipment, in their then condition or following any commercially reasonable preparation or processing, and each disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, and, at any disposition, it shall not be necessary to have present or exhibit the Inventory and Equipment, or any part thereof being sold.  The disposition of any part of the Inventory and Equipment shall not exhaust Lender’s power of disposition, but dispositions may be made from time to time until the Loan Obligations are paid and performed in full.  Reasonable notification of the time and place of any public disposition pursuant to this subsection, or reasonable notification of the time after which any private disposition is to be made pursuant to this subsection, shall be sent to Mortgagor and to any other person entitled to receive notice under the Uniform Commercial Code (the “Code”) of the State of Oklahoma or other applicable jurisdiction.  It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification for the purposes of this subsection.

(d)                                                                                 In the event a foreclosure hereunder should be commenced by Lender in accordance with the powers of sale granted in this Mortgage, Lender may at any time before the sale, orally or in writing, delay or abandon the sale, and may upon abandonment institute suit for the collection of the Loan Obligations, and/or for the foreclosure of the liens hereof.  If Lender should institute a suit for the collection of the Loan Obligations, and/or for a foreclosure of the liens hereof, Lender may at any time before the entry of a final judgment in such suit dismiss such suit (either totally or as to the counts thereof for judicial foreclosure), and sell the Collateral, or any part thereof, in accordance with the provisions of this Mortgage.

Section 3.7                                    Purchase by Lender.  Upon any foreclosure sale or sale of all or any portion of the Collateral under the power herein granted, Lender may bid for and purchase the Collateral and shall be entitled to apply all or any part of the Loan Obligations as a credit to the purchase price.

Section 3.8                                    Application of Proceeds of Sale.  In the event of a foreclosure or other sale of all or any portion of the Collateral, the proceeds of said sale shall be applied, first, to the reasonable expenses of such sale and of all proceedings in connection therewith, including reasonable fees of the attorney (and attorney fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); then to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Lender, and interest thereon; then to payment of the Note and accrued interest thereon, and all other Loan Obligations, all in such order of priority as Lender shall determine, in its sole discretion; and finally the remainder, if any, shall be paid to Mortgagor, or to the person or entity lawfully entitled thereto.

Section 3.9                                    Mortgagor as Tenant Holding Over.  In the event of any such foreclosure sale or sale under the powers herein granted, Mortgagor (if Mortgagor shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

Section 3.10                             Waiver of Appraisement.  Appraisement of the Property and Improvements is hereby waived, or not, at the option of Lender, which option Lender shall exercise at or prior to the time judgment is rendered in any judicial foreclosure.

Section 3.11                             Discontinuance of Proceedings.  In case Lender shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, Mortgagor and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceedings had occurred.

Section 3.12                             Remedies Cumulative.  No right, power or remedy conferred upon or reserved to Lender by this Mortgage is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law, in equity or by statute.

Section 3.13                             No Waiver; Waivers.

(a)                                                                                 No delay or omission by Lender or by any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Mortgage to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.  No consent or waiver expressed or implied by Lender to or of any breach or default by Mortgagor in the performance of the obligations of Mortgagor hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Mortgagor hereunder.  Failure on the part of Lender to complain of any act or failure to act or failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies of Lender hereunder.

(b)                                                                                 No act or omission by Lender shall release, discharge, modify, change or otherwise affect the original liability under the Note or this Mortgage or any other obligation of either Borrower or any subsequent purchaser of the Collateral or any part thereof, or any maker, cosigner, endorser, surety or guarantor, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then existing or of any subsequent default, nor alter the lien of this Mortgage, except as expressly provided in an instrument or instruments executed by Lender.  Without limiting the generality of the foregoing, Lender may: (i) grant forbearance or an extension of time for the payment of all or any portion of the Loan Obligations; (ii) take other or additional security for the payment of any of the Loan Obligations; (iii) waive or fail to exercise any right granted herein or in the Note; (iv) release any part of the Collateral from the security interest or lien of this Mortgage or otherwise change any of the terms, covenants, conditions or agreements of the Note or this Mortgage; (v) consent to the filing of any map, plat or replat affecting the Collateral; (vi) consent to the granting of any easement or other right affecting the Collateral; (vii) make or consent to any agreement subordinating the security title or lien hereof, or (viii) with the consent of Mortgagor modify, amend or increase the Note or the Loan Obligations hereby secured or take or omit to take any action whatsoever with respect to the Note, this Mortgage, the Collateral, the Loan Documents or Loan Obligations, all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Lender from exercising any such right, power or privilege or affecting the lien of this Mortgage (except for any subordination of the lien expressly granted pursuant to (vii) above).  In the event of the sale or transfer by operation of law or otherwise of all or any part of the Collateral, Lender, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Collateral or the Loan Obligations, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

(c)                                                                                  Mortgagor waives:

i.                                          Any defense based upon any legal disability or other defense of Borrower, any other guarantor, or any other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment and performance of all of the Loan Obligations;

ii.                                       Any defense based upon the application by Borrower of the proceeds of any credit extended to Borrower by Lender for purposes other than the purposes represented by Borrower or intended or understood by Lender or Mortgagor;

iii.                                    Any defense based upon Lender’s election of any remedy against Mortgagor or Borrower and the consequent loss by Mortgagor of the right to recover any deficiency from Borrower;

iv.                                   Any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome that than of a principal;

v.                                      The benefit of 12 Okla. Stat. § 686 and 15 Okla. Stat. §§ 334, 335, 338, 340, 341, 379, 383, and 384 and any amendments or replacements of those statutes.

Section 3.14                             Suits to Protect the Collateral.  In the event of the failure by Mortgagor to take any of actions provided for herein, Lender shall have power to institute and maintain such suits and proceedings as it may reasonably deem expedient (a) to prevent any impairment of the Collateral by any acts which may be unlawful or constitute a default under this Mortgage; (b) to preserve or protect its interest in the Collateral and in the rents, issues, profits and revenues arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would materially impair the security hereunder or be prejudicial to the interest of Lender.

Section 3.15                             Proofs of Claim.  In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount due and payable by Mortgagor under this Mortgage at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

Section 3.16                             Tradenames, etc.  During the exercise of any right in the Collateral pursuant to this Article III, absent gross negligence or willful misconduct, Lender shall not be liable to Mortgagor for any inadvertent violation or infringement upon any trade name, trademark, service mark, or logo relating to the Collateral, and Mortgagor waives any claim for any such violation or infringement that occurs prior to written notice of such infringement by Mortgagor to Lender.

ARTICLE IV

MISCELLANEOUS

Section 4.1                                    Security Agreement.  This Mortgage creates a lien on and a security interest in that part of the Collateral which constitutes personal property under any applicable Code, and shall constitute a security agreement under the applicable Code or other law applicable to the creation of liens on personal property.  This Mortgage shall constitute a financing statement under the applicable Code with Mortgagor as the “debtor” and Lender as the “secured party.”  If an Event of Default exists, the Lender shall have all rights and remedies of a secured party under the applicable Code.

Section 4.2                                    Assembly of Collateral.  Upon the occurrence and continuance of an Event of Default, the Mortgagor shall assemble, if requested by the Lender, at its expense, all of the personal property Collateral and the documents evidencing such personal property Collateral and the books and records applicable thereto and make them available to the Lender at a place to be designated by the Lender; provided, however, Mortgagor shall have no obligation to assemble the collateral in a manner which would impair the continued operation of the Facility as an assisted living/long term care facility.

Section 4.3                                    Successors and Assigns; Successor Lender.  This Mortgage shall inure to the benefit of and be binding upon Mortgagor and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns.  Whenever a reference is made in this Mortgage to “Mortgagor” or “Lender,” such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title and assigns of Mortgagor or Lender, as the case may be, but shall not imply any permission to make or permit any transfer which is otherwise prohibited.

Section 4.4                                    Terminology.  All personal pronouns used in this Mortgage, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa.  Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Mortgage, and all references herein to Articles, Sections or subsections shall refer to the corresponding Articles, Sections or subsections of this Mortgage unless specific reference is made to Articles, Sections or subsections of another document or instrument.

Section 4.5                                    Severability; Complete Agreement.  If any provisions of this Mortgage or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.  This Mortgage, the Note and the instruments executed in connection herewith constitute the full and complete agreement of the parties and supersede all prior negotiations, correspondence, and memoranda relating to the subject matter hereof, and this Mortgage may not be amended except by a writing signed by the parties hereto.

Section 4.6                                    Applicable Law.  This Mortgage shall be interpreted, construed and enforced according to the laws of the state wherein the Property is situated.  If, for any reason or to any extent any word, term, provision, or clause of this Mortgage or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions or clauses shall be enforced, and the affected word, term, clause or provision shall be applied, to the fullest extent permitted by law.

Section 4.7                                    Limitation of Interest.  It is the intent of Mortgagor and Lender in the execution of this Mortgage and all other Loan Documents to contract in strict compliance with the usury laws governing the Loan Obligations.  In furtherance thereof, Lender and Mortgagor stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract for the use, forbearance, or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loan Obligations.  Mortgagor or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Loan or other amounts due to Lender shall never be liable for unearned interest on the Loan or other amounts due to Lender and shall never be required to pay interest on the Loan or other amounts due to Lender at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loan Obligations, and the provisions of this paragraph shall control over all other provisions of the Note and other Loan Documents and any other instrument executed in connection therewith which may be in apparent conflict herewith.  In the event Lender shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Loan Obligations or other amounts due to Lender to a rate in excess of that permitted to be charged by the laws governing the Loan Obligations, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the unpaid principal balance of the Loan Obligation and if in excess of such balance, shall be immediately returned to the Mortgagor upon such determination.

Section 4.8                                    Notices, etc/Lender’s Consent.  All notices and other communications provided for hereunder shall be in writing and be given and deemed received in accordance with the provisions of the Loan Agreement.  Except where this Mortgage or the other instruments relating to the Loan Obligations expressly provides otherwise, wherever Lender’s consent or approval is called for, Lender shall not unreasonably condition or withhold such approval or consent.

Section 4.9                                    Assignment.  This Mortgage is assignable by Lender and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.  This Mortgage may not be assigned by Mortgagor.

Section 4.10                             Time of the Essence.  Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Loan Obligation.

Section 4.11                             Attorney Fees.  Mortgagor agrees to reimburse Lender for all costs, expenses, and attorneys’ fees that Lender incurs in connection with the enforcement of any obligation contained in this Mortgage or the collection of any rents assigned herein, with or without litigation, including, without limitation, any costs, expenses, and fees incurred: (a) in making demands for and collecting any rents; (b) in any action for rents against Lessor or any lessee; (c) on appeal; (d) in any petition for review; (e) in any arbitration or mediation; (f) in any action contesting or seeking to restrain, enjoin, stay, or postpone the exercise of any remedy in which Lender prevails; (g) in any bankruptcy, probate, receivership or other proceeding involving Lessor; and (h) in connection with all negotiations, documentation, and other actions relating to any work-out, compromise, settlement or satisfaction relating to this Mortgage.  All such costs, expenses, and fees shall be due and payable upon demand and shall bear interest from the date incurred through the date of collection at the default rate stated in the Loan Documents.

Section 4.12                             Waiver of Jury Trial.  MORTGAGOR BY ITS EXECUTION HEREOF HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS MORTGAGE, THE LOAN DOCUMENTS OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR MORTGAGOR WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS MORTGAGE OR THE EXERCISE OF EITHER PARTY’S RIGHTS AND REMEDIES UNDER THIS MORTGAGE OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  MORTGAGOR AGREE THAT THE LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF MORTGAGOR IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO ENTER INTO THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS AND OF LENDER TO MAKE THE LOAN EVIDENCED AND SECURED THEREBY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN MORTGAGOR AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

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IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed as of the day and year first above written.

CSCC PROPERTY HOLDINGS, LLC, a Georgia limited liability company

	By:	/s/ Christopher F. Brogdon
	Name:	Christopher F. Brogdon
	Title:	Manager

STATE OF	)
[SEAL]	) ss.
COUNTY OF	)

This instrument was acknowledged before me on August , 2012, by Christopher F. Brogdon, as Manager of CSCC Property Holdings, LLC, a Georgia limited liability company.

(Seal)
/s/ [Illegible]
Notary Public
My commission expires:
Commission #:

MORTGAGE SIGNATURE PAGE — ADCARE - SENIOR

Mortgage – Exhibit A